UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023

Alignment Healthcare, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40295	46-5596242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 W Town and Country Road Suite 1600
Orange, California		92868
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 310-2247

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALHC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Members of Alignment Healthcare, Inc.’s (the “Company”) senior management team are scheduled to meet with investors and analysts at an industry conference and various other meetings on January 9-12, 2023. During the conference and meetings, the Company intends to address aspects of its prospects and performance as described below. The date and time of presentations to investors are available via the Investor Relations calendar of events and presentations on the Company's website at www.alignmenthealth.com. The Company’s presentation during the industry conference on January 11, 2023 is expected to be webcast and a replay will be available on the Company's Investor Relations website.

Update on AEP Performance and Full-Year 2022 Guidance

The Company has completed the Annual Enrollment Period ("AEP") for 2023 and currently estimates that it will have approximately 108,300 members enrolled in its HMO and PPO contracts ("Health Plan Members") as of January 1, 2023. This figure represents Health Plan Member growth of approximately 17% year over year when compared with the Company's Health Plan Membership as of January 1, 2022. Note that this figure does not include the Company's approximately 7,500 members under the ACO REACH program (formerly known as Direct Contracting Entity members). The Company's approximately 108,300 Health Plan Member estimate is based on the Company's latest internal data regarding AEP new member sales as well as AEP disenrollment. The Company will not be providing forward-looking 2023 Health Plan Membership growth guidance until the Company provides its holistic 2023 guidance.

The Company expects Centers for Medicare and Medicaid Services ("CMS") to report January 1, 2023 national enrollment data sometime during the month of January 2023. Due to a timing cutoff reporting issue identified with CMS, the Company believes that the CMS data file may underreport the Company's Health Plan Membership as of January 1, 2023. The Company believes this will be updated in their data set in future reporting periods.

Additionally, the Company is reaffirming its financial guidance for the fiscal year ended December 31, 2022, which was previously issued in the Company’s press release dated November 3, 2022, as follows:

$ Millions	Low	High
Revenue	$1,410	$1,415
Adjusted Gross Profit[1]	$189	$192
Adjusted EBITDA[2]	($33)	($30)

1.
Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that the Company defines as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses. The Company cannot reconcile its estimated ranges for adjusted gross profit to loss from operations, the most directly comparable GAAP measure, and cannot provide estimated ranges for loss from operations, without unreasonable efforts because of the uncertainty around certain items that may impact loss from operations, including equity-based compensation expense and depreciation and amortization, that are not within its control or cannot be reasonably predicted.
2.
Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that the Company defines as net loss before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses, equity-based compensation expense, loss on sublease and loss on extinguishment of debt. The Company cannot reconcile its estimated ranges for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and cannot provide estimated ranges for net loss, without unreasonable efforts because of the uncertainty around certain items that may impact net loss, including equity-based compensation expense and depreciation and amortization, that are not within its control or cannot be reasonably predicted.

The Company believes that non-GAAP financial measures provide an additional way of viewing aspects of its operations that, when viewed with GAAP results, provide a more complete understanding of its results of operations and the factors and trends affecting its business. These non-GAAP financial measures are also used by its management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. For more information on the Company’s use of non-GAAP financial measures, please refer to its SEC filings, which are available on its Investor Relations site at alignmenthealth.com. The Company will not be providing any GAAP or other financial information with respect to its fourth quarter earnings at this time as it is in the process of closing its books for fiscal year 2022.

Cautionary Statement

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the Company's ability to attract new members and enter new markets, including the need for certain governmental approvals; its ability to maintain a high rating for its plans on the Five Star Quality Rating System; risks associated with being a government contractor; changes in laws and regulations applicable to its business model; risks related to its indebtedness, including the potential for rising interest rates; changes in market or industry conditions and receptivity to its technology and services; results of litigation or a security incident; the impact of shortages of qualified personnel and related increases in its labor costs; and the impact of COVID-19 on its business and results of operation. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2021, and the other periodic reports it files with the SEC. All information provided in this Current Report on Form 8-K is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALIGNMENT HEALTHCARE, INC.

Date:	January 9, 2023	By:	/s/ Thomas Freeman
Thomas Freeman Chief Financial Officer